Exhibit 31.1.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF

SARBANES-OXLEY ACT OF 2002

I, certify that:

1.

I have reviewed this annual report on Form 10-K of IGI Laboratories, Inc.;

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 30, 2013	/s/ Jason Grenfell-Gardner
Jason Grenfell-Gardner President and Chief Executive Officer